VISA DO BRASIL PARTICIPATION AGREEMENT DOMICILE INSTITUTION
[All pages of the agreement initialed via DocuSign]

Exhibit 4.42
1 - Corporate Name:
BancoSeguro S.A
2 - Trade Name:
BancoSeguro
3 - Address (main headquarters):
Av Brig. Faria Lima, 1384 4º Andar - Jardim Paulistano
4 - Corporate Taxpayers’ Registry of the Ministry of Finance - CNPJ/MF:
10.264.663/0001-77
5 - City/State:
São Paulo
6 - CEP (Postal Code):
01451-001
7 - Telephone (with area code/DDD):
11 3092-6453
8 - Person in charge of commercial contact: Carlos Fernando Ferreira de Souza
9 - Commercial contact email: [*****]
10 - Position/Area of the commercial contact: Officer / Products
11 - Company organized and in operation under the laws of (State or country of organization):
Brazil

VISA DO BRASIL PARTICIPATION AGREEMENT DOMICILE INSTITUTION

Summary of the business, with a detailed description of applicant
12 - Corporate purpose:
Domicile Institution modality Multiple Bank duly authorized by the Central Bank of Brazil.
13 - Payment Volume in [*****] months:
( ) From [*****]
( ) From [*****]
(x) Over [*****]
14 - Applicant’s corporate structure and its economic group, with specification of ownership interest:

Full Name	CPF/CNPJ	Interest (%)
BS HOLDING FINANCEIRA LTDA.	28.506.388/0001-39	1 - [*****]

15 - Statements and documents (Exhibit) evidencing that all Bylaws-appointed Officers, as well as the managers responsible for Governance - risk, compliance, Transactions and IT systems, financing -, have experience of at least [*****] years in their respective duties, and that Applicant’s Board of Directors has sufficient knowledge about the business proposal, including aspects related to the market dynamics, considering risk management.
16 - List of the total capital composition and loans:
We do not have loans
17 - Market opportunities justifying the business:
Consolidation of domicile to receipt sales originated in credit and debit card and collection of credit generated with guarantee on receivables.
18 - Specify the activities and services currently provided by applicant or to be provided in the next five [*****] years:
Services of Domicile Institution, credit, investment, insurance, among others.
19 - Geographic Market:
(x) [*****] Region
(x) [*****] Region
(x) [*****] Region
(x) [*****] Region
(x) [*****] Region
20 - Client Profile:
Mostly long tail, with majority of CPF (Individual Taxpayers’ Register) with income lower than [*****], but with participation in the retail portfolios and companies with revenue lower than [*****]
21 - Technology to be adopted, for instance, POS, M-POS, electronic commerce, among others, and, if applicable, the specific/innovative technology:
(x) YES
( ) NO
22 - Additional services (for instance, if the company supplies services like Payment/account reconciliation, inventory control for electronic commerce companies; credit line for working capital bound to sales):
Reconciliation, credit, investment, account payment, transfers, among others.

VISA DO BRASIL PARTICIPATION AGREEMENT DOMICILE INSTITUTION

Prevention against money laundering (PLD) and terrorism financing (FT)
23 - Does your institution have policies and/or procedures aimed at preventing money laundering and terrorism financing?
(x) YES
( ) NO
24 - Is there an executive responsible for Compliance and PLD/FT?
( x ) YES
Full Name: [*****]
Title: Compliance Officer
Email: [*****]
Telephone: [*****]
( ) NO
Justification:
25 - Is there an independent review (internal or external audit or internal controls report) including the PLD/FT policies and/or procedures?
(x) YES
( ) NO
26 - KYC (Know your Client) Yes
27 - KYE (Know your Employee) Yes
28 - Transaction Monitoring Yes

VISA DO BRASIL PARTICIPATION AGREEMENT DOMICILE INSTITUTION

Risks and Fraud Prevention
29 - Do you have a Risks and/or fraud prevention area?
(x) YES
( ) NO
30 - How many people are part of the Risk team?
There are [*****] (active) workers.
31 - Are there plans for team training?
(x) YES
( ) NO
32 - Do you have a fraud monitoring and prevention tool?
(x) YES - WHICH ONE: Pulse (Feedzai) and Falcon (FICO)
( ) NO
33 - Does your tool allow you to deny a request or purchase from a merchant before the transaction is submitted for capture/authorization?
(x) YES
( ) NO
34 - Do you have fraud indexes?
(x) YES
( ) NO
35 - Monthly follow-up on quantity and amounts of frauds and withdrawal/cancellations vs quantity and amount of sales (total and per commercial establishment)?
(x) YES
( ) NO
36 - Follow-up on quantity and amounts of chargeback vs quantity and amount of sales (total and per commercial establishment)?
(x) YES
( ) NO
37 - Do you have PCI-DSS certification?
(x) YES
Issued by which QSA? Cipher
What is the expiration date? June 30, 2022
( ) NO – Justification:
38 - Do you have a validation policy (KYC) for new commercial establishments? Do you rely on outsourced companies for the analyses to validate new commercial establishments? Explain the capture and activation flow for new commercial establishments, stating the controls and verifications (CNPJ, CNAE, etc.) in each step, including third parties and service suppliers (i.e., bureaus, lists, etc.) operating in the flow.

VISA DO BRASIL PARTICIPATION AGREEMENT DOMICILE INSTITUTION
( X ) YES Description:
Regarding the KYC carried out by the company, it is an automated process performed in PagSeguro’s onboarding, where the client goes through validations, for instance, verification of status before the Federal Revenue Office (CPF and CNPJ), opening of the ownership structure of the Legal Entity accounts via Burea.
( ) NO
39 - Do you have a risk policy in order to allow/forbid operation fields (MCC) in your business? Which ones are forbidden?
(x) YES - Which ones:
MCCs= 7995(Betting, including Lottery Tickets, Casino Gaming Chips, Off-Track Betting, and Wagers at Race Tracks), 7801(Government-Licensed online casinos (online gambling)[Specific Countries]) and 7802(Government-Licensed horse/dog racing [Specific Countries])
( ) NO
40 - Do you have a commerce cancellation policy? Describe the criteria supporting it.
( x ) YES - Description:
( ) NO

I/we hereby certify, as legal representative(s) of the Institution, and not personally, that: (i) I/we am/are responsible for drafting this document on behalf of Participant and that I/we employed due diligence to assess this information based on our records and data and that, to my/our best knowledge, the information included in this document is accurate and complete.

[All pages of the agreement initialed via DocuSign]
Visa Payment Arrangements Participation Agreement
DOMICILE INSTITUTION
THIS PARTICIPATION AGREEMENT (“Agreement”) is entered into between VISA DO BRASIL EMPREENDIMENTOS LTDA., a company organized and in operation under the laws of Brazil, with its headquarters in São Paulo/SP, at Av. Pres. Juscelino Kubitschek, 1909/3º andar, Torre Norte, Brazil, enrolled in the CNPJ/MF under No. 31.551.765/0001-43 (“VISA”) and

Applicant name (hereinafter named “Domicile Institution”): BANCOSEGURO S.A
CNPJ: 10.264.663/0001-77
Address (main headquarters): Av Brig. Faria Lima, 1384 4º Andar- Jardim Paulistano
City: São Paulo		State: São Paulo
Country: Brazil		CEP: 01451-001
Postal address (if different):
City:		State:
Country:		CEP:
Phone:	Country code: 55	City/area code:	Number:
Organized and operating under the laws of Brazil
1.The Domicile Institution wishes to provide payment services to the final user of authorized receipts, within the scope of payment arrangements instituted by VISA (respectively, the “Commercial Establishment” and the “Visa Payment Arrangements”), for credit to an at sight deposit account or the payment of choice of the Commercial Establishment (the “Services”).
2.In order for VISA to agree and thus consent to the participation of Domicile Institution in its Payment Arrangements for the provision of Services to the Commercial Establishments, the Domicile Institution agrees with the following:
3.The Domicile Institution is the agent responsible for providing the Services to the Commercial Establishments registered by an Acquirer or a Payment Facilitator authorized to participate in the Visa Payment Arrangements. The Domicile Institution acknowledges and agrees that it shall only be entitled to provide Services to a Commercial Establishment as long as it is authorized by VISA to participate in the Visa Payment Arrangements, pursuant to this Agreement and in observance of the Visa Payment Arrangements Rules. The Domicile Institution acknowledges and agrees that it may not subcontract the Services, in whole or in part, except if prior and expressly approved in writing by VISA.
a.The Domicile Institution represents to know and undertakes to comply with all rules applicable to the Services and the other domicile institution activities, as issued by the Central Bank of Brazil and by the Clearing and Settlement System appointed by VISA, pursuant to the Brazilian Payment System and the Visa Payment Arrangements Rules (the “Settlement System”).
b.In case it subcontracts any of its activities related to the Services, which shall be duly authorized by VISA, the Domicile Institution shall be fully liable for any acts of the subcontractors.

c.VISA shall include the name of the Domicile Institution in the list of domicile institutions authorized to participate in the Visa Payment Arrangements and thus provide the Services to the Commercial Establishments, and the Domicile Institution acknowledges that this list shall be published by Visa on its Internet webpage and/or any other means VISA deems sufficient to disclose such participation. VISA shall exclude the name of the Domicile Institution from such list in case it is no longer authorized to provide the Services to the Commercial Establishments. In this case, the Domicile Institution shall inform the Commercial Establishments, so they may timely hire another Domicile Institution authorized by VISA, if applicable. In such sense, the Domicile Institution acknowledges that it shall continue providing the Services to the Commercial Establishments for a term of [*****] days, in order to allow a continuity solution that does not harm the Commercial Establishments (“Migration Period”). During the Migration Period, the terms of this Agreement shall remain in force.
4.The Domicile Institution agrees to notify VISA in writing, at least [*****] days in advance of the date of occurrence of an amendment to its articles of incorporation or changes to its activities or its financial and/or equity status, for instance, without limitation, the sale of all or essentially all assets of the operation, occurrence of an event of acquisition, consolidation, ownership change or financial or corporate restructuring at the Domicile Institution, and it also agrees to immediately present to VISA any information related to the foregoing which the latter may request. The Domicile Institution also agrees to immediately notify VISA in case of temporary special administration regime decree, intervention, extrajudicial liquidation, extinguishment, dissolution, insolvency, voluntary bankruptcy request, bankruptcy request not withdrawn within the legal term or bankruptcy decree for the Domicile Institution, as set forth in Law No. 6,024, of March 14, 1974, and in Law No. 11,101, of February 9, 2005, as applicable.
5.VISA’s consent for the provision of the Services to the Commercial Establishments through participation in the Visa Payment Arrangements is conditioned to continuous compliance by the Domicile Institution with the terms of this Agreement and all obligations set forth in the rules part of the VISA Payment Arrangements Rules, as amended from time to time. The Domicile Institution acknowledges that it received a copy of the Visa Payment Arrangements Rules and represents to be aware and in agreement with such Rules. In such sense, in case of omission and/or contradiction between the terms of this Agreement and the Visa Payment Arrangements Rules, the terms of the latter shall prevail.
6.The Domicile Institution acknowledges that VISA has the right to carry out financial and procedural due diligence, as well as inspections in the Domicile Institution’s facilities at any time, and the latter may also suspend the former’s participation in the Visa Payment Arrangements in case VISA deems that the Domicile Institution is acting in disagreement with the applicable regulations, the Visa Payment Arrangements Rules, the best market practices, or also in a way that poses a threat to the reputation of VISA, the Issuers or the Acquirers participating in the Visa Payment Arrangements (the “Participants”) or of the Commercial Establishments. In this case, Visa shall notify the Domicile Institution so it may, within [*****] days, submit clarifications regarding the points indicated by Visa and, as applicable, an action plan to remedy them.
7.Upon provision of the Services to a Commercial Establishment within the scope of the Visa Payment Arrangements, the Domicile Institution shall observe the following, except if the Domicile Institution has entered into a Trademark License Agreement with Visa, under the terms and conditions specified in the Visa Payment Arrangements Rules:
a.It shall not present itself or appear to be an Issuer or Acquirer in the Visa Payment Arrangements, as per the definitions in the Visa Payment Arrangements Rules. In case the Domicile Institution is also an Issuer or Acquirer, as per the specific participation agreement entered into with VISA, the Domicile Institution shall act so as to not cause any confusion regarding its performance as such or as a domicile institution;
b.It shall only use the marketing materials prior and expressly approved by VISA and the Commercial Establishment.
c.The Domicile Institution shall always follow the principle of good faith and it undertakes to adopt the best market practices if and when it deals with third parties on behalf of the Commercial Establishment
d.The Domicile Institution shall have a valid agreement with the Settlement System in order to provide the Services to the Commercial Establishments. The Domicile Institution’s participation in the Visa Payment Arrangements is conditioned to the existence and effectiveness of this agreement and its continuous participation in the Settlement Systems.

e.Upon provision of the Services to a Commercial Establishment within the scope of the Visa Payment Arrangements, the Domicile Institution shall clearly disclose to third parties, as set forth in the Visa Payment Arrangements Rules, that it is operating as a provider of domicile institution services for said Commercial Establishment.
f. The Domicile Institution may not, in any way whatsoever, condition the provision of any other services to the Commercial Establishments to the hiring of the Services or vice-versa, and it shall adopt all necessary measures, including, without limitation, any measures requested by VISA, in order to assure that the hiring of the Services by the Commercial Establishment always occur without discrimination or any flaws, freely and sensibly.
8.The Domicile Institution represents and warrants that it shall credit to an account freely operated by the Commercial Establishments, within the term set forth by the Settlement System and VISA, whichever is shorter, the authorized financial funds within the scope of the Visa Payment Arrangements and settled through the Settlement System. The Domicile Institution acknowledges that the maximum term is the day of financial settlement in the Settlement System, in a timely manner, in order to allow the recipient of the Domicile Institution’s credit to use the funds arising from the payment made on that same day.
a.The Domicile Institution shall keep VISA informed on any matters that may affect the Services provision or the timely credit to the Commercial Establishments, and it must submit, in case of issues, a remediation plan and schedule for VISA’s approval.
b.In case the Domicile Institution fails to credit the financial resources to the Commercial Establishments within the term set forth in this Section 8, it may be fined by VISA in [*****]% of the late credits, per late day, and attributed respectively to each of the Commercial Establishments for which said term is being defaulted, without prejudice to its obligation to credit all funds to the Commercial Establishments (“Default Fine”). This penalty may be transferred by VISA to the Commercial Establishment affected by the default, as appraised by VISA.
9.The Domicile Institution is responsible for the accuracy of all information required by VISA and by the Settlement System in relation to the Services, the Commercial Establishments, transactions or other matters.
10.The Domicile Institution shall comply with all system availability and response time requirements set forth in the Visa Payment Arrangements Rules, specifically in relation to the domicile institutions or in relation to other Participants, as applicable.
11.Upon request of VISA, the Domicile Institution shall cooperate with any investigation, analysis or consultation related to the security, integrity, operation and/or use or access to the Visa Payment Arrangements or its obligations before VISA. The Domicile Institution shall cooperate and take any and all measures, whether corrective or not, required by VISA and/or by the Settlement System to correct any errors caused by the Domicile Institution.
12.The Domicile Institution shall keep records of all information and transactions for a minimum term of [*****] years after recording or receiving such information, except in case a longer term is required by the applicable regulations or by the Visa Payment Arrangement Rules.
13.The Domicile Institution shall pay VISA the fees and other financial obligations that may be attributed thereto as described in the Visa Payment Arrangements Rules.
13.1. As set forth in the Visa Payment Arrangements Rules, the Domicile Institution acknowledges that, in compliance with the Central Bank of Brazil’s order, (i) no fees and/or other compensation may be set forth, agreed and/or charged between the Acquirers/Payment Facilitators and the Domicile Institutions, even if indirectly, (ii) it may not implement fees associated to its participation in the Visa Payment Arrangements that were not set forth in the Rules and (iii) it shall communicate Visa in advance of its intention to implement any fees, so Visa may, as per the regulations of the Brazilian Payment System, inform the Central Bank of Brazil.
14.The Domicile Institution’s participation in the Visa Payment Arrangements is subject to the provisions of the Visa Payment Arrangements Rules that limit VISA’s liability regarding the provision of the Services and any other personal or property damages, or other losses or damages that may be attributed to VISA.
15.The Domicile Institution agrees to indemnify the Participants, the Commercial Establishments and VISA for any and all actions, complaints, claims, losses, damages, fines, judicial or administrative proceedings, costs and/or expenses (including counsel fees) arising from any action or omission of the Domicile Institution in relation to the Services and its participation in the Visa Payment Arrangements, including, without limitation, the actions, complaints, losses, damages, fines, judicial or administrative proceedings, costs and expenses (including counsel fees) arising from the violation of rights, including trade secrets or property rights of the Participants or other third parties, as well as property damages incurred by the Participants or by the Commercial Establishments.

16.The Domicile Institution agrees to keep in confidentiality all information related to VISA’s operation to which it has access and which VISA indicates as confidential or proprietary. The Domicile Institution shall not copy, disclose to third parties or use such confidential or proprietary information, except with VISA’s prior written consent.
17.This Agreement shall become effective only after being executed by the Parties, and it shall so remain until it is terminated, as set forth in this Section 17. This Agreement shall be deemed fully terminated within [*****] days as of the delivery to the Financial Institution by VISA of a written notice, describing the former’s failure to comply with any of its obligations hereunder and under the Visa Payment Arrangements Rules, except if VISA, at its sole discretion, deems that such failure was corrected by the Domicile Institution within [*****] days. In this case, the Domicile Institution shall immediately return to VISA all documents, materials and equipment received from the latter, including any copies thereof, for the provision of the Services. The Domicile Institution also agrees that, notwithstanding the termination of this Agreement, it shall keep as confidential and proprietary to Visa all information related to VISA’s operations, as set forth in Section 16 above. The Domicile Institution agrees to observe the Migration Period, as described in Section 3 of this Agreement.
18.The Domicile Institution is irrevocably subject to the jurisdiction of the Federative Republic of Brazil and of the courts of the city of São Paulo, State of São Paulo, for all claims submitted by VISA or any other Participant or Commercial Establishments against the Domicile Institution in relation to the Services.
19.All notices and communications related to this Agreement shall only be deemed validly delivered if sent by registered mail or any other means with delivery evidence.
20.The Domicile Institution understands and acknowledges that this Agreement and the Visa Payment Arrangements Rules replace any previous agreement that may exist between the Domicile Institution and VISA in relation to the Services provision. The terms of this Agreement may not be amended or changed, except upon a written instrument executed by the Parties. The Domicile Institution understands and acknowledges that VISA may, at any time and at its sole discretion, change the features of the provision of domicile institution services, as described in the Visa Payment Arrangements Rules; in which case, VISA shall sent to the Domicile Institution a notice, [*****] days in advance, informing on such changes. The Domicile Institution may, within [*****] days as of the receipt of the notice, inform VISA of its disagreement with the changes made; in which case, this Agreement shall be deemed immediately terminated, except for the obligations of the Domicile Institution during the Migration Period, as described in Section 3 hereof.
21.The provisions of Sections 12, 15, 17, 18 and 19, among others which by their very nature ought to do so as well, shall survive the termination of this Agreement.
22.The terms starting in capitals in Agreement and not defined herein shall have the meanings ascribed thereto in the Visa Payment Arrangements Rules.
IN WITNESS WHEREOF, the Parties execute this Agreement in three (03) counterparts, on the dates stated below their respective signatures
VISA DO BRASIL EMPREENDIMENTOS LTDA
Name: Luciane Przybylski Lima
Title: Financial Planning Executive Officer
Date: December 08, 2021
BANCOSEGURO S.A.

1- Name: Artur Gaulke Schunck	Title: CFO
Date: November 30, 2021	2- Name: Leandro Roberto Rodrigues
[signature by DocuSign]	Title: Treasury Officer
Date: November 30, 2021
[signature by DocuSign]

Witness:
1 - Name: Marcos Jesus Pereira	2- Name: Jorge X. Faria Neto
ID RG: [*****]	ID RG: [*****]
[signature by DocuSign	[signature by DocuSign]
[signatures from Alessandro Thuller and Edson Ortega by DocuSign]

[JUCESP filing stamp dated February 15, 2021, number [*****], with bar code]
BancoSeguro S.A.
State Registration (NIRE) 35300360516 | CNPJ 10.264.663/0001-77

MINUTES OF THE EXTRAORDINARY GENERAL MEETING
HELD ON NOVEMBER 30, 2020
DATE, TIME AND PLACE: November 30, 2020, at 9 a.m., in the registered office of BancoSeguro S.A. (“Company”), located at Avenida Brigadeiro Faria Lima, 1.384, 4º andar, parte D, Jardim Paulistano, CEP 01451-001, in the city of São Paulo, State of São Paulo.
CALL NOTICE AND ATTENDANCE: Call notice waived due to the attendance of shareholders representing the total and voting corporate capital of the Company, as per paragraph 4 of article 124 of Law No. 6,404/76 (“Corporation Law” or “LSA”).
PRESIDING BOARD: Chairman: Artur Gaulke Schunck; Secretary: Renato Bertozzo Duarte.
AGENDA: To resolve on (i) the review of the Bylaws’ Article 12, regarding the Ombudsman, in order to reflect new regulatory recommendations of the Central Bank of Brazil (National Monetary Council - CMN Resolution No. 4,860, of October 23, 2020); and (ii) the restatement of the Company’s Bylaws.
RESOLUTIONS: Once the meeting has been instated, after discussing the agenda, the attending shareholder, representing the entire corporate capital of the Company, resolved on the following, without reservations:
(i)To approve the review of the Bylaws’ Article 12, regarding the Ombudsman, in order to reflect new regulatory recommendations of the Central Bank of Brazil (CMN Resolution No. 4,860, of October 23, 2020), which shall now become effective with the following wording:
"Article 12. The Company shall use the Ombudsman structure of PagSeguro Internet S.A. ("PagSeguro”), a payment institution enrolled in the CNPJ under No. 08.561.701/0001-01, under the rules set forth in Chapter V - Ombudsman, of PagSeguro’s Bylaws.
Paragraph 1. In order to appoint, remove and establish the term of office of the Ombudsman, as well as to appoint the Officer responsible for the Ombudsman office, the criteria set forth in Chapter V - Ombudsman of PagSeguro’s Bylaws shall apply, in compliance with the regulations of the National Monetary Council and of the Central Bank of Brazil.
Paragraph 2. The Ombudsman’s purpose is to mediate conflicts which may cause issues, damages, inconvenience or deadlocks to the organization or its internal and external public, assuring the right to respond to statements in the shortest time possible and objectively.
Paragraph 3. The Ombudsman office may not be bound to an organizational component that constitutes conflict of interest or attributions, such as the products and services negotiation, internal audit management and compliance units.
Paragraph 4. The Ombudsman’s purpose is as follows:
(i)to ultimately meet the claims of clients that were not solved through the Company’s primary service channels, with primary being deemed the usual service carried out in any service points or channels, including service provided through outsourced agent companies, pursuant to the regulations in force, and the Consumer Service Line (SAC); and
(ii)to act as a communication channel between the payment institution and its clients, including in conflict mediation.
Paragraph 5. The Ombudsman’s attributions encompass the following:
(i)to service, record, instruct, analyze and give formal and proper treatment to demands from products and services clients;

(ii)to provide clarification to claimants regarding the progress of their demands, informing the expected response time; and
(iii)to submit the conclusive response to the demand within the expected time;
(iv)to keep the executive board of the Company and of the other companies sharing PagSeguro’s Ombudsman informed on issues and deficiencies found in the performance of its duties and on the results of measures adopted by the institution’s administrators to solve them.
Paragraph 6. The Company:
(i)shall create and maintain proper conditions for the operation of PagSeguro’s Ombudsman, and also for its performance to be based on transparency, independence, impartiality and fairness; and
(ii)shall assure access by PagSeguro’s Ombudsman to the information required to prepare a proper response to the demands received, with full administrative support, and the Ombudsman may request information and documents for the exercise of its activities, in compliance with its duties. ”
(ii)To approve the restatement of the Company’s Bylaws, in compliance with Exhibit I to these Minutes.
FINAL CONSIDERATIONS: The preparation of these minutes in summary form was also authorized, pursuant to paragraph 1 of article 130 of the LSA.
ADJOURNMENT: There being nothing further to add, the work of these Meetings has been adjourned, with these minutes being prepared in summary form, then being read, found to be in order and signed by the Chairman, the Secretary and the shareholders.
SIGNATURES: Presiding Board: Chairman:    Artur Gaulke Schunck; Secretary: Renato Bertozzo Duarte. Shareholder: BS Holding Financeira Ltda., p. Artur Gaulke Schunck and p.p. Renato Bertozzo Duarte.
I certify that this is a faithful copy of the minutes drawn up in the proper book.
São Paulo (SP), November 30, 2020.
[ICP-Brasil signature certification; details illegible]
Renato Bertozzo Duarte
Presiding Board Secretary
[JUCESP stamp dated February 15, 2021, code [*****], with bar code, signed by Gisela Simiema Ceschin, Secretary General]

EXHIBIT I
BYLAWS
BANCOSEGURO S.A.
NIRE 35300360516 | CNPJ 10.264.663/0001-77
(restated as per the Extraordinary General Meeting of November 30, 2020)
CHAPTER I
Name, Registered Office, Jurisdiction and Effectiveness
Article 1. The Company is named BancoSeguro S.A. (the “Company”) and it is a financial institution organized as a closed corporation, governed by these Bylaws and the legal and regulatory provisions applicable thereto.
Article 2. The Company’s registered office and jurisdiction are both in the City of São Paulo, State of São Paulo, at Avenida Brigadeiro Faria Lima, 1384, 4th floor, part D, Postal Code CEP 01451-001, São Paulo-SP.
Sole Paragraph. The Company may, upon resolution of the Executive Board and fulfillment of the legal and regulatory requirements, open, transfer or close branches, in the national territory and/or abroad.
Article 3. The Company’s term of effectiveness is indeterminate.
CHAPTER II
Corporate Purpose
Article 4. The Company’s corporate purpose is the practice of all banking transactions, whether as debtor, creditor or in an ancillary manner, inherent to its respective authorized (commercial and investments) portfolios.
CHAPTER III
Corporate Capital and Shares
Article 5. The corporate capital, fully subscribed and paid up in national currency, is of [*****], divided into [*****], [*****] common registered shares, without par value.
Sole Paragraph - Each common share grants its holder the right to one vote in the resolutions of the Company’s General Meeting.
CHAPTER IV
General Meetings
Article 6. The Company’s General Meetings shall occur ordinarily or extraordinarily. Each Ordinary General Meeting shall occur within the first [*****] months following the end of each fiscal year, to discuss, vote and approve the matters set forth in Law No. 6,404, of December 15, 1976, as amended (“Corporation Law”). In addition, the shareholders shall meet in an Extraordinary General Meeting whenever the corporate interests so require.
Paragraph 1. The General Meetings may be called at any moment by any Executive Board member, by any shareholders, upon written request, or also in any other way set forth in the Corporation Law.
Paragraph 2. The General Meetings shall be presided by an officer of the Company and secretaried by any person chosen among those in attendance.
Article 7. The Company shall always prepare, in accuracy and completeness, the minutes of the Meetings of Shareholders, which shall precisely record all resolutions taken, including discussions related to matters which do not lead to unanimous decisions.
Article 8. The General Meeting’s resolutions, save for the exceptions set forth in the law or these Bylaws, shall be taken by shareholders representing, at least, the majority of the Company’s voting corporate capital.

CHAPTER V
Management
Article 9. The Company’s management and representation is incumbent upon the Executive Board, which shall be comprised of at least two (2) and at the most four (4) members, shareholders or not, residing in Brazil, elected and removable at any time, with an unified term of office of [*****] years, to be extended until their successors elected by the General Meeting are vested in office, reelection allowed; among these, one shall be appointed as Managing Officer, and the others named Officers without specific titles.
Paragraph 1. The Executive Board is the Company’s executive and representative body,being responsible for assuring its regular operations, with powers to practice any and all acts related to the corporate purposes, except those that by Law or by these Bylaws depend on prior approval of the General Meeting.
Paragraph 2. The elected Executive Board members must be people enjoying an immaculate reputation and displaying renowned professional competence.
Paragraph 3. The appointment of offices in the main section of this article shall occur in the election act.
Paragraph 4. Without prejudice to this article, any Officer may use its title, added by indication of the area which they are responsible for.
Paragraph 5. Upon the election of a new Executive Board member, or of a replacement in case of vacancy, their term of office shall coincide with that of the other elected members.
Paragraph 6. The Executive Board shall meet whenever called by the Managing Officer or by whomever they may appoint.
Paragraph 7. The following are the Managing Officer’s exclusive attributions: I - to coordinate the progress of the Company’s regular activities, including the implementation of guidelines and compliance with the resolutions taken at General Meetings and in the Executive Board meetings; II - to administrate, manage and act as superintendent for the corporate business.
Paragraph 8. The following are the attributions of the Officers with no specific titles: I - to perform the duties attributed thereto; and II - to conduct the activities of the departments and areas under their responsibility.
Paragraph 9. In case of absence or temporary or permanent incapacity, withdrawal or death of any Executive Board member, this vacancy shall be filled by a replacement appointed by the General Meeting to be held for such, with the replacement Officer completing the remaining term of the former Officer.
Article 10. It shall be incumbent upon the Officers to practice the acts required or convenient for the administration of the Company, and for such, they shall have the powers, in addition to others, required to represent the Company in and out of court, as plaintiff or defendant, before third parties, any public departments, Federal, State or Municipal authorities, as well as independent governmental agencies, mixed capital companies and quasigovernmental entities.
Paragraph 1. The Company shall assume covenants before third parties (including its representation in court, as plaintiff or defendant, as well as for the execution of instruments, agreements or documents entailing the Company’s liability or obligation) upon the execution of: (i) any two (2) Officers, acting jointly; (ii) one Officer, jointly with one attorney-in-fact with specific powers; or one attorney-in-fact of the Company, provided that vested with specific powers.
Paragraph 2. The powers of attorney shall be granted on behalf of the Company by any of its Officers and shall have a term of effectiveness limited to [*****] years at the most, except for powers of attorney with court representation powers (ad judicia), which terms of effectiveness may be indeterminate.

CHAPTER VI
Fiscal Board
Article 11. The Fiscal Board shall not operate permanently, being only installed upon the shareholders’ call, pursuant to the legal provisions.
Paragraph 1. The fiscal board shall be comprised of at least three (3) and at the most five (5) members, with an equal number of alternates, shareholders or not, elected by the General Meeting.
Paragraph 2. When it does not operate permanently, the fiscal board shall be instated by the general meeting upon request of shareholders representing at least one tenth (1/10) of the shares with voting rights, or [*****]% of the shares without voting rights, and each of its operating periods shall end in the first ordinary general meeting after its instatement.
Paragraph 3. The fiscal board’s instatement request, even if the matter is not included in the call notice, may occur in any general meeting, which shall elect its members.
Paragraph 4. The instatement of the fiscal board shall observe the following rules: a) the holders of preferred shares without voting rights, or with restricted voting, shall be entitled to elect, in separate voting, one (1) member and their respective alternate; the minority shareholders shall have the same right, provided that they represent, jointly, [*****]% or more of the shares with voting rights; b) except for the previous item, the other shareholders with voting rights may elect the sitting and alternate members, who, in any circumstance, shall be in equal number of the ones elected under item a, plus one.
Paragraph 5. The fiscal board members and their alternates shall exercise their positions until the first ordinary general meeting held after their election, with reelection being allowed.
Paragraph 6. The fiscal board members and their alternates shall exercise their positions until the first ordinary general meeting held after their election, with reelection being allowed.
Paragraph 7. The duties of the fiscal board members may not be delegated.
CHAPTER VII
Ombudsman
Article 12. The Company shall use the Ombudsman structure of PagSeguro Internet S.A. (“PagSeguro”), a payment institution enrolled in the CNPJ under No. 08.561.701/0001-01, under the rules set forth in Chapter V - Ombudsman, of PagSeguro’s Bylaws.
Paragraph 1. In order to appoint, remove and establish the term of office of the Ombudsman, as well as to appoint the Officer responsible for the Ombudsman office, the criteria set forth in Chapter V - Ombudsman of PagSeguro’s Bylaws shall apply, in compliance with the regulations of the National Monetary Council and of the Central Bank of Brazil.
Paragraph 2. The Ombudsman’s purpose is to mediate conflicts which may cause issues, damages, inconvenience or deadlocks to the organization or its internal and external public, assuring the right to respond to statements in the shortest time possible and objectively.
Paragraph 3. The Ombudsman office may not be bound to an organizational component that constitutes conflict of interest or attributions, such as the products and services negotiation, internal audit management and compliance units.
Paragraph 4. The Ombudsman’s purpose is as follows:
(i)to ultimately meet the claims of clients that were not solved through the Company’s primary service channels, with primary being deemed the usual service carried out in any service points or channels, including service provided through outsourced agent companies, pursuant to the regulations in force, and the Consumer Service Line (SAC); and

(ii)to act as a communication channel between the payment institution and its clients, including in conflict mediation.
Paragraph 5. The Ombudsman’s attributions encompass the following:
(i)to service, record, instruct, analyze and give formal and proper treatment to demands from products and services clients;
(ii)to provide clarification to claimants regarding the progress of their demands, informing the expected response time; and
(iii)to submit the conclusive response to the demand within the expected time;
(iv)to keep the executive board of the Company and of the other companies sharing PagSeguro’s Ombudsman informed on issues and deficiencies found in the performance of its duties and on the results of measures adopted by the institution’s administrators to solve them.
Paragraph 6. The Company:
(i)shall create and maintain proper conditions for the operation of PagSeguro’s Ombudsman, and also for its performance to be based on transparency, independence, impartiality and fairness; and
(ii)shall assure access by PagSeguro’s Ombudsman to the information required to prepare a proper response to the demands received, with full administrative support, and the Ombudsman may request information and documents for the exercise of its activities, in compliance with its duties.
CHAPTER VIII
Fiscal Year, Financial Statements and Profits
Article 13. The year ends on December 31 of each year.
Paragraph 1. At the end of each fiscal year, the Financial Statements set forth in law shall be prepared. The net profits verified shall be destined as follows:
(i)[*****]% as legal reserve, until it reaches [*****]% of the corporate capital;
(ii)at least [*****]% of the adjusted net profit, stipulated pursuant to Article 202 of the Corporation Law, to pay the mandatory minimum dividends to the shareholders;
(iii)the balance’s destination shall be resolved by the General Meeting, in observance of the legal provisions in such regard.
Paragraph 2. The Company may prepare semiannual or quarterly balances, or in any other frequency, in order to assess the profits of the respective periods, which may have the destination chosen by the shareholders.
Paragraph 3. The Company may pay interest on net equity, under Article 9, paragraph 7 of Federal Law No. 9,249/95 and the relevant legislation, which total amounts may be deemed as part of the mandatory minimum dividends.
CHAPTER IX
Liquidation
Article 14. In case of the Company’s liquidation, the legal procedures shall be adopted and observed. The General Meeting shall appoint a liquidator to manage the Company during the liquidation period.
CHAPTER X
Jurisdiction and Dispute Resolution
Article 15. These Bylaws shall be governed and construed under the laws of Brazil.
Article 16. The shareholders elect the Courts of the Judicial District of São Paulo, State of São Paulo to settle any doubts arising from these Bylaws, expressly waiving any other, however privileged it may be.

DocuSign Envelope ID: [*****]
[illegible ICP Brasil certification on all pages of these minutes]
[Logos of BancoSeguro and PagBank]
[JUCESP filing stamp dated June 28, 2021, number [*****], with bar code]
BANCOSEGURO S.A.
CNPJ/ME No. 10.264.663/0001-77
NIRE 35.300.360.516
MINUTES OF THE ORDINARY GENERAL MEETING
HELD ON APRIL 30, 2021
Date, Time and Place: April 30, 2021, at 9:30 a.m., in the registered office of BancoSeguro S.A. (“Company”), located at Avenida Brigadeiro Faria Lima, 1384, 4th floor, part D, Jardim Paulistano, CEP 01451-001, in the City of São Paulo, State of São Paulo.
Call Notice and Attendance: Call notice waived due to the attendance of the shareholder representing the entire voting corporate capital of the Company, as per paragraph 4 of article 124 of Law No. 6,404/76 (“Corporation Law” or “LSA”). Also in attendance, (i) the representatives of independent auditors PricewaterCoopers Auditores Independentes (“PwC”), responsible for auditing the financial statements of the Company pertaining to the fiscal year ended on [******]; and (ii) the Company’s management.
Presiding Board: Artur Gaulke Schunck, Chairman; and Renato Bertozzo Duarte, Secretary.
Publications: Under article 133, paragraph 4 of the LSA, newspaper Agora São Paulo, on page B14 of its March 30, 2021 issue, and the State of São Paulo Official Gazette, on page 264 of its March 30, 2021 issue, on page 525 of its March 31, 2021 issue and on page 171 of its April 1st, 2021 issue, published the Notice to the Shareholders on the availability of the documents pertaining to the fiscal year ended on [******], at the Company’s headquarters. The Financial Statements pertaining to the fiscal year ended on December 31, 2020 were published on newspaper Agora São Paulo and on the State of São Paulo Official Gazette on pages 41, 42, 43 and A13, respectively, on their issues of April 15, 2021.
Agenda: (a) to assess the management accounts, to analyze, discuss and vote the financial statements pertaining to the fiscal year ended on [******], accompanied by explanatory notes and a report with no reservations issued by PwC; (b) to resolve on the destination of the results of the 2020 fiscal year, as well as the capital budget for the 2021 fiscal year; (c) to elect members of the Company’s Executive Board for a new term of office; (d) to establish a limit for the global compensation amount for the Company’s management in 2021.
Resolutions: Once the meeting was instated, after discussing the matters in the agenda, the shareholder in attendance, representing the Company’s entire corporate capital, resolved, without reservations:
(a)To approve the management accounts and the statements pertaining to the fiscal year ended on [******], pursuant to the accounting practices in Brazil, established by the LSA, jointly with the rules of the National Monetary Council (“CMN”), of the Central Bank of Brazil (“BACEN”) and the model of the Accounting Plan of the Institutions of the National Financial System (“COSIF”) and other applicable regulations and legislation, accompanied by explanatory notes and a report without reservations issued by PwC.
(b)To approve the destination of the net profits of the fiscal year ended on [******], in the amount of [*****], with: (i) [*****], corresponding to [*****]% of the assessed amount, destined to the Legal Reserve account, under article 193 of the LSA and item i of article 13 of the Company’s Bylaws (“Bylaws”); (ii) [*****], to be distributed to the shareholder as dividends within [*****] days, in observance of the provision for mandatory dividends set forth in item ii of article 13 of the Bylaws and under article 202 of the LSA; and (iii) the outstanding balance of the net profits, to the profits reserve account, to set off the losses of the previous fiscal year, under item iii of article 13 of the Bylaws and based on the capital budget for 2021.

(c.1) To acknowledge and ratify the resignation of the Officer without specific title Wagner Chagas Feder, a Brazilian citizen, [*****], business manager, bearer of Identity Card RG No. [*****], enrolled in the CPF under No. [*****], with professional address at Avenida Brigadeiro Faria Lima, 1384, Jardim Paulistano, CEP 01451-001, as per the submission of the Resignation Instrument executed on April 12, 2021, in effect since such date.
(c.2) To elect the members of the Company’s Executive Board for a new unified term of office of [*****] years, which shall last until the Ordinary General Meeting of the Company’s shareholders to be held in 2023: for the position of Managing Officer, Mr. Artur Gaulke Schunck, a Brazilian citizen, in a domestic partnership, bearer of Identity Card RG No. [*****], enrolled in the CPF under No. [*****]; for the positions of Officers without specific titles, Messrs. Leandro Roberto Rodrigues, a Brazilian citizen, [*****], business manager, bearer of Identity Card RG No. [*****], enrolled in the CPF under [*****], and Marden Silveira Neubert, system analyst, bearer of Identity Card RG No. [*****], enrolled in the CPF under No. [*****]; all domiciled in the City of São Paulo, State of São Paulo, with professional address at Av Brigadeiro Faria Lima, 1384, Jardim Paulistano, CEP 01451-001.
It is hereby agreed in these Minutes that the Executive Board members elected herein shall be vested in their respective offices only after ratification hereof by BACEN, upon the execution of an investiture instrument in the proper book. and they represent that (i) they are free, under the law, to exercise their respective offices and they meet the conditions set forth in CMN Resolution No. 4,122/2012; (ii) they are not prevented from joining the Company’s management; and (iii) they have not been sentenced and are not under the effects of any sentence of a penalty that bars, even if temporarily, access to public offices, or due to crimes of bankruptcy, prevarication, bribery or kickback, graft, embezzlement, unfair trading, forgery, or against the national financial system, antitrust rules, consumer relations, or property, with the respective no impediment statements being filed in the Company’s registered office.
In this sense, the Company’s Executive Board is hereby composed as follows:

Managing	Artur Gaulke Schunck
Officer	Leandro Roberto Rodrigues
Officer	Marden Silveira Neubert
(d) To establish the global compensation amount for the Company’s management for the fiscal year of 2021 at up to [*****], in addition to any shares issued in the Long-Term Incentive Plan.
Adjournment: Nothing further to add, the Chairman suspended the works for the time required to prepare these minutes. Once the sessions restarted, these minutes were read, approved and signed by Presiding Board Chairman, Artur Galke Schunck, by Secretary Renato Bertozzo Duarte and attending shareholder BS Holding Financeira Ltda. (p. Artur Gaulke Schunck and p. Leandro Roberto Rodrigues).
I certify that this is a faithful copy of the minutes drafted in the proper book.
São Paulo (SP), April 30, 2021.
[ICP-Brasil signature certification; details illegible]
Renato Bertozzo Duarte
Presiding Board Secretary
[JUCESP stamp dated June 28, 2021, code [*****], with bar code, signed by Gisela Simiema Ceschin, Secretary General]

DocuSign Envelope ID: [*****]
[Logo of DocuSign]

Certificate of Completion
Envelope Id: [*****]		Status: Completed
Subject: DocuSign: BanS – 02. AGO 30.04.2021 – Aprov Contas 2020 e Reeleição_VF.pdf
Source Envelope:
Document Pages: 3	Signatures: 1	Envelope Originator:
Certificate Pages: 6	Initials: 2	Fernanda Mirtes Milagres Pereira
AutoNav: Enabled		Av Brigadeiro Faria Lima, 1384
EnvelopeID Stamping (Envelope ID): Enabled		SP, 01452-002
Time Zone: (UTC -08:00) Pacific Time (US & Canada)		[*****]
IP Address: [*****]

Record Tracking
Status: Original	Holder: Fernanda Mirtes Milagres Pereira	Location: DocuSign
May 04, 2021 5:03:10 PM	[*****]

Signer Events	Signature	Timestamp
Renato Bertozzo Duarte	DocuSigned by:	Sent: May 04, 2021, 5:03:47 PM
[*****]	[signature]	Viewed: May 05, 2021 5:29:52 AM
LEGAL OFFICER	[*****]	Signed: May 05, 2021 5:33:24 AM
UNIVERSO ONLINE	Signature Adoption: Uploaded Signature Image
Security Level: Email, Account Authentication (None), Digital Certificate	Using IP Address: [*****]
Signature Provider Details:
Signature type: ICP Smart Card
Signature issuer: AC SOLUTI Multipla
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

DocuSign Envelope ID: [*****]

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	May 04, 2021 5:03:47 PM
Certified Delivered	Security Checked	May 05, 2021 5:29:52 AM
Signing Complete	Security Checked	May 05, 2021 5:33:24 AM
Completed	Security Checked	May 05, 2021 5:33:24 AM

Payment Events	Status	Timestamps

Central Bank of Brazil
Official Letter [******]/2021-BCB/Deorf/GTSP1
São Paulo, May 27, 2021
To
BancoSeguro S.A.
Attn.: Mr. Artur Gaulke Schunck – Managing Officer
Subject: Request grant communication.
Dear Sirs,
We inform that the Central Bank of Brazil, upon an order on the date hereof, approved the following subject, as resolved on the Ordinary General Meeting held on April 30, 2021:
a) election of the Executive Board members, whose terms of office shall extend until the investiture of the members elected in the Ordinary General Meeting of 2023:

CPF	Name	Title
[*****]	Artur Gaulke Schunck	Managing Officer
[*****]	Leandro Roberto Rodrigues	Officer without specific title
[*****]	Marden Silveira Neubert	Officer without specific title
2.    This Company shall, within the regulatory term of five business days as of the event date, directly record in the system of Information on Entities of Interest to the Central Bank - Unicad the investiture date of the elected members, and also be mindful of the other information to be provided in Unicad, as per the procedures described in the Financial System Organization Guide - Sisorf 4.14.70.
Regards,

Marcelo Alexandre Rodrigues	Renato Salgado Beato
Technical Manager	Coordinator
Financial System Organization Department (Deorf)
Technical Management Office in São Paulo 1 (GTSP1)
Phone: (11) 3491-6115 / 3491-6615
Email: [*****]r

Document issued by the e-BC system of the Central Bank of Brazil and digitally signed as per Provisional Decree (MP) No. 2,200-2, of August 24, 2001 – NUP: [*****]
[ICP Brasil logo]
[illegible documents – pages 28-39 of the PDF]

DocuSign Envelope ID: [*****]
[Notary Office letterhead, including bar code and the following address information on odd pages:
Rua Rego Freitas 133 137 143 República – São Paulo – SP
Phone 11 3357-8844]
[Stamp from Douglas de Campos Gavazzi, Deputy Notary of the 2nd Notary Public Office, on all pages]
2nd NOTARY PUBLIC OFFICE
SÃO PAULO – SP
JUDICIAL DISTRICT OF SÃO PAULO
ANDERSON HENRIQUE TEIXEIRA NOGUEIRA
1st Transcript of Book No. 3020 – Pages 11/14
POWER OF ATTORNEY GRANTED BY: BANCOSEGURO S.A.
Know all men by this Power of Attorney that on the [*****] day of the month of January of year two thousand and twenty-one (01/20/2021), in the city of São Paulo, State of São Paulo, at Avenida Brigadeiro Faria Lima 1,384, 4th floor, Part C, Jardim Paulistano, CEP 01451-001, where I was called by Vinícius Sousa Nogueira, Licensed Clerk from the 2nd Notary Public Office of the Judicial District of São Paulo, the following Grantor appeared before me: 1) BANCOSEGURO INTERNET S.A., headquartered in the city of São Paulo, State of São Paulo, at Avenida Brigadeiro Faria Lima 1384, 4th floor, Part D, Jardim Paulistano – Postal Code (CEP) 01451-000, enrolled with the Corporate Taxpayers’ Registry of the Ministry of Economy (CNPJ/MF) under No. 10.264.663/0001-77, whose Restated Bylaws were approved by the Extraordinary General Meeting held on July 15, 2020 and registered with the Commercial Registry of the State of São Paulo – JUCESP, under No. 323.036/20-0, in the session held on August 21, 2020, together with its registration form issued by JUCESP on January 19, 2021, which certified copies are registered herein, with reference to this notary office, herein represented pursuant to Chapter V – Management, articles 9 and 10, paragraphs 1 and 2 of such Restated Bylaws, by its Bylaws-appointed Officers: ARTUR GAULKE SCHUNCK, a Brazilian citizen, [*****], business manager, bearer of identity card (RG) No. [*****], enrolled in the Individual Taxpayers’ Registry of the Ministry of Economy (CPF/ME) under No. [*****], elected pursuant to the Minutes of the Extraordinary General Meeting held on January 04, 2019, duly registered under No. [*****], session held on March 29, 2019 at JUCESP, which Minutes are filed herein, with reference to this notary office, and LEANDRO ROBERTO RODRIGUES, a Brazilian citizen, [*****], business manager, bearer of identity card RG No. [*****], enrolled in the CPF/ME under No. [*****], both with professional address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001, elected pursuant to the Minutes of the Extraordinary General Meeting held on November 10, 2020, duly registered under No. 545.953/20-0, session held on December 23, 2020 at JUCESP, which Minutes are filed herein, with reference to this notary act; I hereby confirm the identity of the persons who have appeared before me, the clerk, through the aforementioned documents that were presented to me in their original forms, which I certify. Grantor, as represented, hereby lawfully appoints and constitutes through this public instrument as its attorneys-in-fact: GROUP A: 1) EDUARDO ALCARO, a Brazilian citizen, [*****], business manager, bearer of identity card RG No. [*****], enrolled with the CPF/ME under No. [*****], with business address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001; 2) MARCELO CRUZ DE HAIDAR JORGE, a Brazilian citizen, [*****], mathematician, bearer of Identity Card RG No. [*****], enrolled in the CPF/ME under No. [*****], with business address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001; 3) MARIA JUDITH DE BRITO, a Brazilian citizen, [*****], business manager, bearer of identity card RG No. [*****], enrolled in the CPF/ME under No. [*****], with professional address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001; 4) RENATO BERTOZZO DUARTE, a Brazilian citizen, [*****], lawyer, bearer of identity card RG No. [*****] enrolled in the CPF/ME under No. [*****], with professional address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001; 5) RICARDO DUTRA SILVA, a Brazilian citizen, in a domestic partnership, production engineer, bearer of identity card RG No. [*****], enrolled in the CPF/ME under No. [*****], with business address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001; 6) ROGILDO TORQUATO LANDIM, a Brazilian citizen, [*****], advertising executive, bearer of identity card RG No. [*****], enrolled in the CPF/ME under No. [*****], with business address at Alameda Barão de Limeira 425, Campos Elíseos, CEP 01202-900; GROUP B: 1) EDUARDO RICCI JORGE, a Brazilian citizen, [*****], business manager, bearer of identity card RG No. [*****], enrolled in the CPF/ME under No. [*****], with business address at Avenida Brigadeiro Faria Lima 1384, Jardim Paulistano, CEP 01451-001; to whom it grants powers to - GROUP A: (a) always jointly, as two (2) Attorneys-in-fact or one (1) Attorney-in-fact and one (1) Bylaws-appointed Officer of

Grantor, up to the amount of [*****], and (b) always jointly, as one (1) Attorney-in-fact and one (1) Bylaws-appointed Officer of Grantor, for amounts higher than [*****], a) buy, sell, commit to sell goods in its line of business, execute letters, agreements, banking agreements in general, including convention and service agreements, and any other documents needed for the regular exercise of Grantor’s activities, in order to enable the completion of Grantor’s corporate purpose; to hire, dismiss, warn and suspend employees, grant vacation periods, enact instructions and service orders; b) represent Grantor before any Public Federal, State and Municipal authorities and independent governmental agencies in general; before Foreign Trade Departments, the Brazilian Federal Revenue Office, Treasury Office of the State of São Paulo, Finance Office of the City of São Paulo and other Municipalities, Office of the General Counsel for the National Treasury, Department of Justice, Social Security National Institute (“INSS”), Ministry of Labor, Regional Labor Authority, Caixa Econômica Federal, Depositary Banks of the Unemployment Compensation Fund – FGTS, SICREDI, Class Unions, SERASA c) execute products purchase and sale agreements, and import and export agreements; d) represent Grantor in the purchase, subscription or transfer of equity interest in Brazil or abroad, as well as represent Grantor as partner or shareholder in companies in Brazil and/or abroad; rent, lease, purchase, sell, assign, commit to assign, mortgage, exchange, grant as debt settlement, share, ratify and rectify or by any form or on any account, acquire, dispose of and encumber any and all personal property, real estate, phone lines, machinery and accessories, rights, titles, shares, vehicles and other assets of any type, being able to: pay and receive amounts, down payments, installments and rents, providing and accepting invoices and releases; grant, accept and execute, as well as re-ratify, any deeds or private instruments, transfer and obtain possession, domain, rights and shares, respond to an action for eviction filed by, or file an action for eviction against third parties, authorize real estate registration, entry and cancellation; for the practice of such acts, including the disposal and encumbrance of in rem guarantees on real estate held by Grantor, a prior resolution by the Executive Board shall be needed, in observance of article 1,015 of the Brazilian Civil Code; e) obtain loans from any financial institution, including Caixa Econômica Federal for the performance of Grantor’s corporate purposes, execute agreements and other necessary documents; f) represent Grantor before municipal governments, sign blueprints, descriptive memoranda, in general notary public offices, utility service companies for water, gas and power, Insurance Companies, INSS - Social Security National Institute, DSV – Road System Operational Department, DETRAN – State Traffic Department, TELEFONICA – Telecomunicações de São Paulo, ANATEL – National Telecommunication Agency, EMBRATEL – Empresa Brasileira de Telecomunicações S.A., and their subsidiaries, as well as any other telephone Companies, Commercial Registries, being able to sign Grantor’s commercial records, Unions, Income Tax Regional Offices, Tax Regions and Collection Department, Brazilian Federal Revenue Service Office, Consulates, Embassies, Post Office (“Empresa Brasileira de Correios e Telégrafos”), receiving its general correspondence, with registered value or not, postal orders, “collis postaux”, Labor Courts, where it may appoint agents to solve labor matters, Regional Labor Office, Insurance Companies and before other individuals and legal entities, whether public or private, in all of their bodies, departments and sections; request, claim, promote and execute all that may become necessary, provide evidence and statements, file and withdraw papers and documents, follow up on proceedings until the final decision; g) also represent Grantor before Banks, State and Federal Savings Banks (Caixa Econômica Federal and Caixa Econômica Estadual), Banco do Brasil S.A., including before the Brazilian Central Bank, and other bank institutions, being allowed to open and close checking accounts, operating them electronically or through checks, invoices, orders or letters in order to settle accounts and financial commitments of Grantor; issue, sign and endorse checks, bills of exchange; investment orders and money transfers; request checkbooks, account balances and statements; sign bank-issued invoices to trade foreign exchange in the foreign exchange market, endorsement in import documentation consigned at bank, liability instruments related to financial remittance or payments abroad, stop payment on the check, make withdrawals upon receipt, authorize debits, transfers and payments through letters; receive any amounts due, on any account and from anyone, providing the necessary receipts and debt releases; issue, endorse, accept, accommodate accounts, promissory notes, bills of exchange, give promissory notes as security, executing the relevant agreements, proposals and lists of negotiable instruments; sign all mail from Grantor, including mail sent to banks, providing instructions on titles, authorizing discounts, extensions of due dates, protests in the Financial Market; h) sign authorization to operate activities in the account linked to the Unemployment Compensation Fund – FGTS; i) grant public and private powers of attorney, including court representation powers (ad judicia) (with powers from the et extra clause), on behalf of Grantor; anyhow, to practice all other acts that may be necessary for the good and proper performance hereof; 2) GROUP B: (a) always jointly with one (1) Attorney-in-fact from GROUP A or one (1) Bylaws-appointed Officer of Grantor, up to the amount of [*****]; and (b) always jointly with one (1) Bylaws-appointed Officer of Grantor, for amounts higher than [*****], being able to represent Grantor before Banks, State and Federal Savings Banks (Caixa Econômica Federal and Caixa Econômica Estadual), Banco do Brasil S.A., including before the Brazilian

Central Bank, and other bank institutions, being allowed to open and close checking accounts, operating them electronically or through checks, invoices, orders or letters in order to settle accounts and financial commitments of Grantor; execute banking agreements in general, including convention and banking service agreements; issue, sign and endorse checks, bills of exchange; investment orders and money transfers; request checkbooks, account balances and statements; sign bank-issued invoices to trade foreign exchange in the foreign exchange market, endorsement in import documentation consigned at bank, liability instruments related to financial remittance or payments abroad, stop payment on the check, make withdrawals upon receipt, authorize debits, transfers and payments through letters; receive any amounts due, on any account and from anyone, providing the necessary receipts and debt releases; issue, endorse, accept, accommodate accounts, promissory notes, bills of exchange, give promissory notes as security, executing the relevant agreements, proposals and lists of negotiable instruments; sign all mail from Grantor, including mail sent to banks, providing instructions on titles, authorizing discounts, extensions of due dates, protests in the Financial Market; anyhow, to practice all other acts that may be necessary for the good and proper performance hereof. The sub-delegation of this power of attorney is forbidden. This power-of-attorney will be valid for [*****] years, as of the date hereof, or for as long as GRANTEES’ employment bond with GRANTOR is maintained, and in case it ends, the effects of this power of attorney shall cease in relation to the respective GRANTEE. All documents mentioned herein that must be filed are on the date hereof physically filed for the legal term with this 2nd Notary Public Office of the Judicial District of São Paulo, in their own folders, having as reference the numbers of book and pages hereof, and they were scanned under the order number of the digital record hereof, pursuant to Chapter XIV, volume II, of the Service Rules of the Disciplinary Board of the Courts of the State of São Paulo. After the foregoing statements, which I attest, the parties requested that I draft this instrument, which, after being read aloud and clearly, was found to be in conformity, being approved and granted by the parties, who have signed it, which I certify. I, Vinícius Sousa Nogueira, Clerk, wrote this document. I, Douglas de Campos Gavazzi, Deputy Notary, signed it (signatures) // ARTUR GAULKE SCHUNCK, LEANDRO ROBERTO RODRIGUES. TRANSCRIPT prepared on January 26, 2021. I, [signature], (REGINALDO MANOEL DO NASCIMENTO) Clerk, printed this transcription. I, Douglas de Campos Gavazzi, Deputy Notary, verified this instrument, signed it and hereunto set my hand and seal.
IN WITNESS WHEREOF
[signature]
Douglas de Campos Gavazzi
DEPUTY NOTARY
COSTS AND FEES: To the Notary Public Office: [*****]; To the State Government: [*****]; To the Treasury Office: R[*****]; To Hospital Santa Casa: [*****]; To the Civil Registry: [*****]; To the Court of Appeals: [*****]; To the Municipal Tax: [*****]; To the Public Prosecutor’s Office: [*****]; [*****].
REGISTRATION No. [*****]
[QR code]
ELECTRONIC SEAL: [*****] - [*****]

[Logo of DocuSign]

Certificate of Completion
Envelope Id: [*****]		Status: Completed
Subject: DocuSign: Formulário Contrato Docusign ID – BancoSeguro.docx, Contrato ID Visa – BancoseguroSA...
Source Envelope:
Document Pages: 43	Signatures: 8	Envelope Originator:
Certificate Pages: 6	Initials: 11	Visa do Brasil – Contracts Department
AutoNav: Enabled		AV PRESIDENTE JUSCELINO KUBITSCHEK 1909
EnvelopeID Stamping: Enabled		- ANDAR 3 CONJ 31
Time Zone: (UTC -08:00) Pacific Time (US & Canada)		SP, 04543907
[*****]
IP Address: [*****]

Record Tracking
Status: Original	Holder: Visa do Brasil – Contracts Department	Location: DocuSign
November 29, 2021 1:47:38 PM	[*****]

Signer Events	Signature	Timestamp
Marcos Jesus Pereira	DocuSigned by:	Sent: November 29, 2021, 1:56:46 PM
[*****]	[signature]	Viewed: November 29, 2021 1:57:10 PM
Security Level: Email, Account Authentication (None)	[*****]	Signed: November 29, 2021 1:58:44 PM
Signature Adoption: Pre-selected Style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: November 29, 2021 1:57:10 PM
ID: [*****]

Natani Ventura Azevedo	DocuSigned by:	Sent: November 29, 2021, 1:58:47 PM
[*****]	[signature]	Viewed: November 30, 2021 4:52:56 AM
Lawyer	[*****]	Signed: November 30, 2021 5:00:50 AM
UNIVERSO ONLINE S.A.	Signature Adoption: Uploaded Signature Image
Security Level: Email, Account Authentication (None)	Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: November 10, 2021 10:45:23 AM
ID: [*****]

ARTUR GAULKE SCHUNCK	DocuSigned by:	Sent: November 30, 2021, 5:00:55 AM
[*****]	[signature]	Viewed: November 30, 2021 5:30:48 AM
Chief Financial Officer	[*****]	Signed: November 30, 2021 5:31:10 AM
Security Level: Email, Account Authentication (None)	Signature Adoption: Pre-selected Style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: November 30, 2021 5:30:48 AM
ID: [*****]

Leandro Roberto Rodrigues	DocuSigned by:	Sent: November 30, 2021, 5:31:15 AM
[*****]	[signature]	Viewed: November 30, 2021 5:54:26 AM
Treasury Officer	[*****]	Signed: November 30, 2021 5:55:01 AM
Security Level: Email, Account Authentication (None)	Signature Adoption: Pre-selected Style
Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Accepted: November 30, 2021 5:54:26 AM
ID: [*****]

Jorge Neto	DocuSigned by:	Sent: November 30, 2021, 5:55:07 AM
[*****]	[signature]	Viewed: November 30, 2021 6:14:50 AM
Client Services	[*****]	Signed: November 30, 2021 6:23:18 AM
Visa	Signature Adoption: Pre-selected Style
Security Level: Email, Account Authentication (None)	Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Alessandro Thuller	DocuSigned by:	Sent: November 30, 2021, 6:23:24 AM
[*****]	[signature]	Viewed: November 30, 2021 1:24:27 PM
Compliance Officer	[*****]	Signed: November 30, 2021 1:34:29 PM
Visa do Brasil	Signature Adoption: Pre-selected Style

Security Level: Email, Account Authentication (None)	Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Edson Ortega	DocuSigned by:	Sent: November 30, 2021, 1:34:34 PM
[*****]	[signature]	Viewed: November 30, 2021 2:00:33 PM
Vice President for LAC Ecosystem Risk and Brazil Payment Risk	[*****]	Signed: November 30, 2021 2:02:00 PM
Visa do Brasil	Signature Adoption: Pre-selected Style
Security Level: Email, Account Authentication (None)	Using IP Address: [*****]
Electronic Record and Signature Disclosure:
Not Offered via DocuSign

Luciane Lima	DocuSigned by:	Sent: November 30, 2021, 2:02:07 PM
[*****]	[signature]	Resent: December 1, 2021 4:13:20 PM
Finance Executive Officer	[*****]	Resent: December 8, 2021 4:25:16 AM
Visa do Brasil Empreendimentos Ltda	Signature Adoption: Pre-selected Style	Viewed: December 8, 2021 4:32:45 AM
Security Level: Email, Account Authentication (None)	Using IP Address: [*****]	Signed: December 8, 2021 4:34:01 AM
Electronic Record and Signature Disclosure:
Accepted: December 8, 2021 4:32:45 AM
ID: [*****]

In Person Signer Events	Signature	Timestamp

Editor Delivery Events	Status	Timestamp

Agent Delivery Events	Status	Timestamp

Intermediary Delivery Events	Status	Timestamp

Certified Delivery Events	Status	Timestamp

Carbon Copy Events	Status	Timestamp

Witness Events	Signature	Timestamp

Notary Events	Signature	Timestamp

Envelope Summary Events	Status	Timestamps
Envelope Sent	Hashed/Encrypted	November 29, 2021 1:56:47 PM
Certified Delivered	Security Checked	December 8, 4:32:45 AM
Signing Complete	Security Checked	December 8, 4:34:01 AM
Completed	Security Checked	December 8, 4:34:01 AM

Payment Events	Status	Timestamps
Electronic Record and Signature Disclosure
Electronic Record and Signature Disclosure created on: August 14, 2018, 12:10:11 PM
Parties agreed to: Marcos Jesus Pereira, Natani Ventura Azevedo, ARTUR GAULKE SCHUNCK, Leandro Roberto Rodrigues, Luciane Lima
CONSUMER DISCLOSURE
From time to time, Visa do Brasil (we, us or Company) may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signing system. Please read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, please confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.
Getting paper copies
At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after signing session and, if you elect to create a DocuSign signer account, you may access them for a limited period of time (usually [*****] days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will be charged a $0.00 per-page fee. You may request delivery of such paper copies from us by following the procedure described below.
Withdrawing your consent
If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us that thereafter you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.
Consequences of changing your mind
If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign ‘Withdraw Consent’ form on the signing page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically
Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, please let us know as described below. Please also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.
How to contact Visa do Brasil:
You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically as follows:
To contact us by email send messages to:
To advise Visa do Brasil of your new e-mail address
To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send an email message to us at [*****] and in the body of such request you must state: your previous e-mail address, your new e-mail address. We do not require any other information from you to change your email address.
In addition, you must notify DocuSign, Inc. to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in the DocuSign system.
To request paper copies from Visa do Brasil
To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to [*****] and in the body of such request you must state your e-mail address, full name, US Postal address, and telephone number. We will bill you for any fees at that time, if any.
To withdraw your consent with Visa do Brasil
To inform us that you no longer want to receive future notices and disclosures in electronic format you may:
i.decline to sign a document from within your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent, or you may;
ii.send us an e-mail to [*****] and in the body of such request you must state your e-mail, full name, US Postal Address, and telephone number. We do not require any other information from you to change your email address. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

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PDF Reader:	Acrobat® or similar software may be required to view and print PDF files
Screen Resolution:	800 x 600 minimum
Enabled Security Settings:	Allow per session cookies
** These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.
Acknowledging your access and consent to receive materials electronically
To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, please verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, please let us know by clicking the ‘I agree’ button below.
By checking the ‘I agree’ box, I confirm that:
•I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES document; and
•I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and
•Until or unless I notify Visa do Brasil as described above, I consent to receive from exclusively through electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by Visa do Brasil during the course of my relationship with you.